UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Earliest Event Reported: March 30, 2005

DTLL, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-30608	41-1279182
(State of other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1650 West 82nd Street, Suite 1010, Bloomington, MN 55431
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:    (952) 881-4105

(Former name, former address and former fiscal year, if changed since last report):   N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

        By resolution of its Board of Directors, DTLL, Inc. has changed its fiscal year end from May 31 to December 31. The Company intends to file a transition report on Form 10-KSB.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2005	DTLL, INC.
	By	/s/ Stephen C. Roberts

Stephen C. Roberts Chief Executive Officer